Exhibit 99.2

Nasdaq: SFNC Enhancing our position and scale in key growth markets Acquisitions of Landmark Community Bank and Triumph Bancshares, Inc. June 7, 2021 Memphis Nashville

Forward - Looking Statements Certain statements contained in this presentation may not be based on historical facts and should be considered “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “target,” “plan,” positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” or by variations of such words or by similar expressions . These forward - looking statements include, without limitation, statements relating to the impact Simmons First National Corporation (“Company”) expects the proposed transactions (“Transactions”) with Landmark Community Bank (“Landmark”) and Triumph Bancshares, Inc . (“Triumph”) to have on the combined entities’ operations, financial condition and financial results (including, among other things, pro forma information), and the Company’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits the Company expects to realize as a result of the Transactions . The forward - looking statements may also include, without limitation, those relating to the Company’s future growth, revenue, expenses, assets, asset quality, profitability, earnings, accretion, customer service, investment in digital channels, critical accounting policies, net interest margin, non - interest revenue, market conditions related to and the impact of the Company’s stock repurchase program, consumer behavior and liquidity, the adequacy of the allowance for credit losses, the impacts of the COVID - 19 pandemic and the ability of the Company to manage the impacts of the COVID - 19 pandemic, the impacts of the Company’s and its customers’ participation in the Paycheck Protection Program (the “PPP”), the expected performance of COVID - 19 loan modifications, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, the Company’s expectations regarding actions by the Federal Home Loan Bank (“FHLB”) including with respect to the FHLB’s option to terminate FHLB Owns the Option advances, capital resources, market risk, plans for investments in securities, effect of future litigation, including the results of the overdraft fee litigation against the Company, acquisition strategy, legal and regulatory limitations and compliance and competition . These forward - looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation : changes in the Company’s operating, acquisition, or expansion strategy ; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes, including in response to the COVID - 19 pandemic ; changes in interest rates ; possible adverse rulings, judgements, settlements, and other outcomes of pending or future litigation, including litigation or actions arising from the Company’s participation in and administration of programs related to the COVID - 19 pandemic (including, among others, the PPP) ; the ability to obtain regulatory approvals and meet other closing conditions to the Transactions ; delay in closing the Transactions ; difficulties and delays in integrating the Triumph and Landmark businesses or fully realizing cost savings and other benefits of the Transactions ; business disruption following the Transactions ; and other relevant risk factors, which may be detailed from time to time in the Company’s press releases and filings with the U . S . Securities and Exchange Commission (the “SEC”) . Many of these factors are beyond the Company’s ability to predict or control, and actual results could differ materially from those in the forward - looking statements due to these factors and others . In addition, as a result of these and other factors, the Company’s past financial performance should not be relied upon as an indication of future performance . The Company believes the assumptions and expectations that underlie or are reflected in any forward - looking statements, expressed or implied, in this presentation are reasonable, based on information available to the Company on the date of this presentation . However, given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations or whether the Company’s future performance will differ materially from the performance reflected in or implied by its forward - looking statements, and you should not place undue reliance on these forward - looking statements . All forward - looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein . Any forward - looking statement speaks only as of the date of this presentation, and none of the Company, Triumph or Landmark undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose s only, are not forecasts and may not reflect actual results . 2

Important Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to either of the proposed Transactions . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful . In connection with the Transactions, the Company will file with the SEC a Registration Statement on Form S - 4 (the “Registration Statement”) that will include proxy statements of each of Triumph and Landmark and a prospectus of the Company (the “Joint Proxy Statement/Prospectus”), and the Company may file with the SEC other relevant documents concerning the Transactions . The definitive Joint Proxy Statement/Prospectus will be mailed to shareholders of Triumph and Landmark . SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTIONS CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS . Free copies of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s Internet site (http : //www . sec . gov), when they are filed by the Company . You will also be able to obtain these documents, when they are filed, free of charge, from the Company at www . simmonsbank . com under the heading “Investor Relations . ” Copies of the Joint Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601 , Attention : Ed Bilek, Director of Investor Relations, Email : ed . bilek@simmonsbank . com or ir@simmonsbank . com, Telephone : (870) 541 - 1000 , to Triumph at Triumph Bancshares, Inc . , 5699 Poplar Avenue, Memphis, TN 38119 , Attention : Will Chase, President, Telephone : (901) 333 - 8800 , or to Landmark at Landmark Community Bank, 1015 West Poplar Avenue, Collierville, TN 38017 , Attention : Jake Farrell, Chairman, Telephone : (901) 850 - 0555 . Participants in the Solicitation The Company, Triumph, Landmark and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Triumph and Landmark in connection with the proposed Transactions . Information about the Company’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15 , 2021 . Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus regarding the proposed Transactions and other relevant materials to be filed with the SEC when they become available . Free copies of these documents may be obtained as described in the preceding paragraph . 3

Strategic rationale for transactions

Strategic Value

- Enhances scale and expands footprint in TN (will be ranked #9 in TN deposit market share)[1]
- Expands presence in key growth markets within our existing footprint
  - Expected to be #6 in deposit market share in Memphis[1]
  - Expected to be #15 in deposit market share in Nashville[1]
- Strong funding bases from core deposits
- Enables asset growth in existing markets with ability to drive operating leverage

Financially Attractive

- Approximately +7.5% EPS accretion estimated in first full year
- Expected to be slightly accretive to Tangible Book Value Per Share
- Estimated Internal Rate of Return greater than 20%
- Strategic and effective deployment of capital

Low Risk, In-Market Transactions

- Disciplined and proven acquiror with 11 successful integrations since 2013
- Extensive due diligence performed
- Same (Landmark) or familiar (Triumph) IT vendor utilized for core operating systems
- In-market partners that add to successful existing teams in Memphis and Nashville

(1) Pro Forma deposit market share data as of 6/30/20, Source: S&P Global Market Intelligence

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MM & Savings 35% Retail Time Deposits 19% Demand Deposits 28% Jumbo Time Deposits 18% 1 - 4 Family 62% Consumer & other 2% C&D 7% Multifamily 2% Owner Occupied 7% Non Owner Occupied 10% C& I 10% Source: S&P Global Market Intelligence and Company documents (1) Data for the three months ended, or at, March 31, 2021 Overview of Landmark Community Bank 5 Company Overview • Privately - held community bank founded in 1999 • Headquartered in Collierville, TN, an affluent suburb of Memphis • 8 Branches including 5 in Memphis MSA and 3 in Nashville MSA • “It’s All About the Experience” company tagline Financial Highlights (1) Chairman, President & CEO Chief Financial Officer James “Jake” Farrell Charles “Buddy” Dickey Total Assets ($mm) Total Loans ( Excl . HFS) ($mm) Total Deposits ($mm) Loans / Deposits $ 1,007 797 840 95 % R eturn on Average Assets R eturn on Average Common Equity Net Interest Margin Efficiency Ratio 1.13% 11.43% 3.31% 57.11 % NP Ls / Total Loans NCOs / Average Loans Allowance / Loans 0. 83% 0. 06% 0.78% Branch Footprint Loan and Deposit Breakdown (1) $797 mm Loan Mix Commercial: 36% Consumer: 64% Consumer weighted loan portfolio High quality deposit portfolio Loan to deposit ratio: 95% $840 mm

1 - 4 Family 23% Consumer & other 1% C&D 18% Multifamily 6% Owner Occupied 8% Non Owner Occupied 22% C& I 22% MM & Savings 33% Retail Time Deposits 30% Demand Deposits 17% Jumbo Time Deposits 8% NOW Accts 12% Source: S&P Global Market Intelligence and Company documents (1) Data for the three months ended, or at, March 31, 2021 Overview of Triumph Bancshares, Inc. 6 Company Overview • Parent company of Triumph Bank, founded in 2006 • Headquartered in Memphis; ranks 10 th in Memphis deposit market share • 6 Branches including 4 in Memphis MSA and 2 in Nashville MSA Triumph Bank Financial Highlights (1) Chairman President & CEO Hilliard Crews, Jr. William J. Chase, Jr. Total Assets ($mm) Total Loans ( Excl . HFS) ($mm) Total Deposits ($mm) Loans / Deposits $ 894 695 751 93 % R eturn on Average Assets R eturn on Average Common Equity Net Interest Margin Efficiency Ratio 0.96% 9.53% 2.88% 67.21 % NP Ls / Total Loans NCOs / Average Loans Allowance / Loans 1.15% ( 0. 01) % 1.64% Branch Footprint Triumph Bank Loan and Deposit Breakdown (1) $695 mm Loan Mix Commercial: 76% Consumer: 24% Commercial weighted loan portfolio High quality deposit portfolio Loan to deposit ratio: 93% $751 mm

In-market acquisitions that add scale in key growth markets…

Tennessee


TENNESSEE
Cookeville
Knoxville
Morristown
Columbia
Murfreesboro
Chattanooga

$ in billions	2020 Rank	Branches	Deposits
First Horizon Corp	1	163	$31.2
Regions Financial Corp	2	210	22.2
Pinnacle Financial Partners	3	50	18.6
Truist Financial Corp	4	145	16.9
Bank of America Corp	5	59	16.8
FB Financial Corp	6	77	8.3
U.S. Bancorp	7	69	4.0
Fifth Third Bancorp	8	39	4.0
PROFORMA - SIMMONS		49	3.8
Wilson Bank Holding Co	9	28	2.8
Capstar Finl Hldgs Inc	10	22	2.6
Simmons First National Corp	13	35	2.3
Landmark Community Bank	34	8	0.8
Triumph Bancshares Inc	35	6	0.7

9th

Memphis MSA


Millington
Rosemark
Lakeland
Bartlett
Memphis
Fisherville

$ in billions	2020 Rank	Branches	Deposits
First Horizon Corp	1	42	$15.1
Regions Financial Corp	2	45	5.1
Truist Financial Corp	3	24	2.4
Bank of America Corp	4	13	1.6
BancorpSouth Bank	5	21	1.5
PROFORMA - SIMMONS		12	1.4
Pinnacle Financial Partners	6	6	1.2
Renasant Corp	7	14	1.1
Independent Holdings Inc	8	9	1.0
Trustmark Corp	9	22	0.8
Triumph Bancshares Inc	10	4	0.7
Landmark Community Bank	12	5	0.6
Simmons First National Corp	35	3	0.1

6th

Nashville MSA


Springfield
Pleasant View
Ashland City
Mount Juliet
Lebanon
Fairview
Brentwood
La Vergne
Smyrna
Lascassas
Murfreesboro

$ in billions	2020 Rank	Branches	Deposits
Pinnacle Financial Partners	1	32	$13.7
Bank of America Corp	2	34	13.5
Regions Financial Corp	3	64	9.7
Truist Financial Corp	4	41	7.1
First Horizon Corp	5	43	6.3
FB Financial Corp	6	24	4.8
Fifth Third Bancorp	7	37	3.9
U.S. Bancorp	8	36	2.7
Wilson Bank Holding Co	9	25	2.5
Reliant Bancorp Inc	10	19	1.9
PROFORMA - SIMMONS	15	12	0.7
Simmons First National Corp	20	7	0.5
Landmark Community Bank	39	3	0.1
Triumph Bancshares Inc	50	2	0.1

15th

… and will create the 9th largest bank in Tennessee based on deposit market share

Source: S&P Global Market Intelligence
Deposit market share data (including pro formas) as of 6/30/20

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Landmark Bank Opening Soon Downtown Branch Triumph Bank Commercial LPO 5904 Ridgeway Pkwy While significant opportunity exists for branch right sizing… … we are also reviewing plans to expand our branch coverage in Memphis and reinvest in that community… Source: S&P Global Market Intelligence and company reports Simmons Bank Map Legend Triumph Bank Landmark Bank 1 mile 3 miles 1 mile 3 miles 5 miles 6/30/20 Deposits ($MM) 6/30/20 Market Share 2020 Rank Branches SFNC $117 0.3% 35 3 Landmark 645 1.6% 12 5 Triumph 672 1.7% 11 4 Pro Forma $1,434 3.7% 6 12 8 Memphis MSA

… while also right sizing and investing in our Nashville franchise Source: S&P Global Market Intelligence and company reports Simmons Bank Map Legend Triumph Bank Landmark Bank 1 mile 6/30/20 Deposits ($MM) 6/30/20 Market Share 2020 Rank Branches SFNC $467 0.6% 20 7 Landmark 137 0.2% 39 3 Triumph 51 0.1% 50 2 Pro Forma $656 0.8% 15 12 1 mile 3 miles 3 miles 1 mile New corporate office in downtown Nashville scheduled to open in 2021 9 Nashville MSA

Memphis MSA Overview Source: The Journal of Commerce ( www.joc.com ); Airports Council International preliminary 2020 rankings ( www.ACI.aero ); International Port of Memphis ( www.portofmemphis.com ); CBRE Group, Inc. research ( www.cbre.us ); Memphis Chamber of Commerce ( www.memphischamber.com ); Markets Insider ( www.markets.businessinsider.com ); Local 24 ABC ( www.localmemphis.com ) Memphis MSA market highlights • Known as America’s Distribution Center given its value proposition for distribution and logistic functions • Memphis International Airport ranks 1 st as the busiest cargo airport in the world and is home to FedEx’ global air hub • The International Port of Memphis ranks as the 5 th busiest inland water port in the U.S. • Given its integrated transportation system of road infrastructure, rail mainlines, river ports and cargo airport, 27,000 companies have operations in Memphis • Located on the 3 rd busiest trucking corridor in U.S. , more than 400 trucking companies have operations in Memphis 10 Major Employers in MSA Businesses Relocating to Memphis EV manufacturer 42 Other companies looking at potentially relocating to Memphis

Nashville MSA Overview Source: Nashville Chamber of Commerce ( www.nashvillechnamber.com ); Policom Corporation ( www.policom.com ); Today ( www.today.com ); S&P Global Market Intelligence (projected population change, median household income and projections); US Census Bureau ( www.census.gov ); US Bureau of Labor Statistics ( www.bls.gov ); Nashville Business Journal ( www.bizjournals.com ; Tennessee Department of Economic & Community Development ( www.tn.gov/ecd/ ) Nashville MSA Market Highlights • The capital of Tennessee, the Music City is home to more than 2 million people and more than 53,000 businesses • 4th rated MSA for “economic strength” measuring the long - term tendency to consistently grow in both size and quality • One of the Top 10 best cities to live in after the pandemic • 10th fastest - growing large MSA in terms of population from 2010 - 2019, up +17.5% • Well - positioned for future growth • 5.91% projected population change 2021 - 2026 vs national average of 2.91% • Median household income of $72,189 and projected to grow 11.38 % over the next five years, +237 bps above the national average • Unemployment rate of 4.1% vs 6.1% national average 11 Major Employers in MSA Growing Eco System Attracting High Tech

Transaction summary – Landmark Community Bank

Merger Structure

- Landmark Community Bank to merge with and into Simmons Bank, the primary subsidiary of Simmons First National Corporation, with Simmons Bank as the surviving entity
- Landmark Community Bank does not have a bank holding company

Consideration

- Aggregate Transaction Value: $146.3 million[(1)]
- Consideration (subject to certain conditions and potential adjustments):
  - 4.5 million shares of SFNC stock
  - $7.0 million cash primarily for the purpose of cashing out options

Transaction Multiples

- 143% of Equity
- 143% of Tangible Common Equity[(2)]
- 12.7x 2021E earnings (before cost savings)[(3)]
- 7.1% core deposit premium[(4)]

Required Approvals & Closing

- Customary regulatory approvals
- Landmark Community Bank shareholder approval
- Satisfaction of other closing conditions
- Expect closing, conversion and integration in 4Q21

(1) Pricing data based on SFNC's closing price of $30.96 as of 6/4/21.
(2) Based on Landmark Bank's tangible common equity as of 3/31/21
(3) 2021E earnings based on Landmark Bank's 1Q21 net income of $2.9MM, annualized
(4) Core deposits calculated as total deposits less jumbo time deposits > $250,000 and brokered deposits

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Transaction summary – Triumph Bancshares, Inc.

Merger Structure	• Triumph Bancshares, Inc. to merge with and into Simmons First National Corporation, with Simmons First National Corporation as the surviving entity • Immediately thereafter, Triumph Bank is expected to merge with and into Simmons Bank, with Simmons Bank as the surviving entity

Consideration	• Aggregate Transaction Value: $131.6 million[(1)]
	• Consideration (subject to certain conditions and potential adjustments):
	    • 4.2 million shares of SFNC stock
	    • $2.6 million cash primarily for the purpose of cashing out options

Transaction Multiples	• 148% of Equity • 151% of Tangible Common Equity[(2)] • 15.8x 2021E earnings (before cost savings)[(3)] • 6.4% core deposit premium[(4)]
Required Approvals & Closing	• Customary regulatory approvals • Triumph Bancshares, Inc. shareholder approval • Satisfaction of other closing conditions • Expect closing, conversion and integration in 4Q21

(1) Pricing data based on SFNC's closing price of $30.96 as of 6/4/21
(2) Based on Triumph Bank's tangible common equity as of 3/31/21
(3) 2021E earnings based on Triumph Bank's 1Q21 net income of $2.1MM, annualized
(4) Core deposits calculated as total deposits less jumbo time deposits > $250,000 and brokered deposits

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(1) All assumptions are estimates Key transaction assumptions (1) 14 Expense - Revenue Synergies • Expense synergies estimated at ~40% of Landmark’s and Triumph’s noninterest expense base; expect to realize 100% in the first full - year of operation • Revenue synergies have been identified but are not included in projections One - time merger related costs • Pre - tax one - time merger related costs of approximately $18.4 million Credit Mark • $34.4 million loan credit mark; 2.31% of loans HFI (~54% PCD) • $8.0 million positive loan interest rate mark • “Day 2” CECL provision expense of $15.8 million Other Marks • No OREO on either balance sheet • Fixed asset write - down of $3.8 million • Durbin Amendment impact not material Core deposit intangible • $7.6 million or 0.75% • 15 - year straight - line amortization Closing and conversion • Both Landmark Community Bank and Triumph Bancshares, Inc. are expected to be merged, converted and integrated into Simmons Bank during 4Q21

Note: Information regarding financial impact are based on estimates (1) Excludes estimated one - time merger related costs of approximately $18.4 million (2) Marginal EPS = Estimated incremental earnings, including cost savings and accounting adjustments, divided by the number o f s hares issued in proposed transactions (3) Based on estimated balance sheets at closing, estimated one - time merger related costs of approximately $18.4 million (pre - ta x) and estimated “Day 2” CECL provision expense of $15.8 million Financial and regulatory capital impact 15 Estimated Financial Impact of Transactions Regulatory Capital Impact of Transactions Pro Forma (3) First Full - Year EPS Accretion (1) ~ 7.5 % IRR > 20% TBV Accretion (3) (%) Slightly Accretive Tier 1 Leverage Ratio 9.2% Common Equity Tier 1 Ratio 13.8% Tier 1 Risk - Based Capital Ratio 13.8% Total Risk - Based Capital Ratio 17.0% First Full - Year Marginal EPS Accretion (2) > 100%

LOAN REVIEW PARAMETERS Loan portfolio concentration 1 - 4 Family Mtg C&I, CRE % of loan portfolio reviewed (1) ~50% > 80% Borrowers with aggregate debt $1 million or more $750,000 or more Special mention or below Reviewed Reviewed Unfunded commitments $500,000 or more $450,000 or more Other real estate owned Not applicable Not applicable Experienced team that has successfully integrated 11 bank acquisitions since 2013 (1) Represents $ amount of total loans outstanding (as of January 31, 2021) Extensive due diligence process and integration plan 16 Credit Risk, BSA and Compliance Regulatory Information Technology Private Banking Commercial Banking Retail Banking Human Resources Legal & Audit Finance, Tax & Accounting Due diligence focus areas Low risk integration further supported by utilization of same (Landmark: Jack Henry) or familiar (Triumph: Fiserv) core IT platform vendors More than 150 associates, business leaders, advisors and specialists participated in the due diligence process, led by Simmons’ experienced M&A team In - depth review of loan portfolio, loan files, underwriting practices, processes, risk rating, loan operations, etc … by seasoned loan review team

Disciplined and seasoned acquiror (11 bank acquisitions completed since 2013)

2013 – 2014

Metropolitan National Bank
Arkansas
Total Assets
$920,000,000
November 2013

Delta Trust & Banking Corp.
Arkansas
Total Assets
$420,000,000
August 2014

Consolidated eight charters to one

2015

Community First Bancshares
Tennessee
Total Assets
$1,915,000,000
February 2015

Liberty Bancshares, Inc.
Missouri
Total Assets
$1,065,000,000
February 2015

Trust Company of the Ozarks
Missouri
Assets Under Management
$1,000,000,000
October 2015

2016

Citizens National Bank
Tennessee
Total Assets
$585,000,000
September 2016

National to State Charter Conversion (Fed Member Bank)

2017

Hardeman County Investments
Tennessee
Total Assets
$462,000,000
May 2017

Southwest Bancorp, Inc.
Oklahoma
Total Assets
$2,468,000,000
October 2017

First Texas BHC, Inc.
Texas
Total Assets
$2,019,000,000
October 2017

2019

Reliance Bancshares, Inc.
Missouri
Total Assets
$1,534,000,000
April 2019

The Landrum Company
Missouri
Total Assets
$3,407,000,000
October 2019

2021

Landmark Community Bank
Tennessee
Total Assets
$1,006,708,000
Pending

Triumph Bancshares, Inc.
Tennessee
Total Assets
$893,732,000
Pending

$ IN MILLIONS

BANK	ANNOUNCED	CLOSED	SYSTEM CONVERSION	TOTAL ASSETS	TRUST AUM	PURCHASE PRICE[(1)]	PRICE / EARNINGS[(1)]	PRICE / BOOK VALUE[(1)]	PRICE / TBV[(1)]
Metropolitan National Bank[(2)]	Sep-13	Nov-13	Mar-14	$ 920	$ 370	$ 54	12.5 x	88%	89%
Delta Trust & Bank	Mar-14	Aug-14	Oct-14	420	815	67	14.9 x	153%	157%
First State Bank	May-14	Feb-15	Sep-15	1,915	-	272	12.2 x	167%	170%
Liberty Bank	May-14	Feb-15	Apr-15	1,065	-	213	12.1 x	191%	198%
Trust Company of the Ozarks	Apr-15	Oct-15	Jan-16	15	1,000	24	NA	NA	NA
Citizens National Bank	May-16	Sep-16	Oct-16	585	200	82	18.0 x	130%	130%
Hardeman County Investments	Nov-16	May-17	Sep-17	462	-	71	17.4 x	138%	179%
Southwest Bancorp, Inc (OKSB)	Dec-16	Oct-17	May-18	2,468	-	532	24.7 x	180%	190%
First Texas BHC, Inc.	Jan-17	Oct-17	Feb-18	2,019	430	461	23.2 x	192%	228%
Reliance Bancshares, Inc.	Nov-18	Apr-19	Apr-19	1,534	-	166	NA	169%	169%
The Landrum Company	Jul-19	Oct-19	Feb-20	3,407	-	416	12.9 x	165%	165%

(1) Purchase price and ratios as of closed date. Source: S&P Global Market Intelligence.

(2) Metropolitan was acquired from Section 363 Bankruptcy.

17

Deposit market share data as of 6/30/20, Source: S&P Global Market Intelligence Summary 18 In - market transactions that will enhance our scale in key growth markets Meaningful expected increase in deposit market share and market profile Tennessee 13 th → 9 th Memphis MSA 35 th → 6 th Nashville 20 th → 15th Financially compelling transactions expected to be EPS accretive in first full - year and slightly accretive to TBVPS Low - risk integrations given familiarity with markets, extensive due diligence, IT vendors, seasoned integration team and successful integration track record Simmons remains poised to continue delivering value for our shareholders

Nasdaq: SFNC Enhancing our position and scale in key growth markets Acquisitions of Landmark Community Bank and Triumph Bancshares, Inc. June 7, 2021 Memphis Nashville

Supplemental information 20

Pro Forma Loan Composition SFNC Landmark Triumph Source: S&P Global Market Intelligence Bank level data (including pro forma) as of 3/31/21; Pro Forma does not reflect purchase accounting or merger adjustments 21 Pro Forma Loans ($mm) Loans ($mm) Loans ($mm) Loans ($mm) C&D $ 1,448 11.9 % C&D $ 53 6.7 % C&D 121 17.5 % C&D $ 1,622 11.8% 1-4 Family 1,724 14.1 1-4 Family 492 61.7 1-4 Family 162 23.3 1-4 Family 2,378 17.4 Multifamily 499 4.1 Multifamily 15 1.9 Multifamily 43 6.3 Multifamily 557 4.1 Owner-Occupied CRE 1,282 10.5 Owner-Occupied CRE 55 6.9 Owner-Occupied CRE 54 7.7 Owner-Occupied CRE 1,391 10.2 Non Owner-Occupied CRE 3,545 29.1 Non Owner-Occupied CRE 79 9.9 Non Owner-Occupied CRE 152 21.9 Non Owner-Occupied CRE 3,776 27.6 C&I 2,464 20.2 C&I 83 10.5 C&I 153 21.9 C&I 2,700 19.7 Consumer & Other 1,233 10.1 Consumer & Other 20 2.4 Consumer & Other 10 1.4 Consumer & Other 1,263 9.2 Total Loans $12,195 100.0 % Total Loans $797 100.0 % Total Loans 695 100.0 % Total Loans $13,687 100.0 % Yield on Loans = 4.17% Yield on Loans = 4.32% Yield on Loans = 4.66% Yield on Loans = 4.62%

Pro Forma Deposit Composition SFNC Landmark Triumph Source: S&P Global Market Intelligence Bank level data (including pro forma) as of 3/31/21; Pro Forma does not reflect purchase accounting or merger adjustments 22 Pro Forma Deposits ($mm) Deposits ($mm) Deposits ($mm) Deposits ($mm) Demand Deposits $ 2,782 15.1 % Demand Deposits $235 28.0 % Demand Deposits $130 17.2 % Demand Deposits $ 3,147 15.8 % NOW Accounts 1,249 6.8 NOW Accounts - - NOW Accounts 92 12.3 NOW Accounts 1,341 6.7 Money Maket & Savings 11,330 61.6 Money Maket & Savings 297 35.4 Money Maket & Savings 246 32.8 Money Maket & Savings 11,873 59.4 Retail Time Deposits 1,968 10.7 Retail Time Deposits 159 18.8 Retail Time Deposits 224 29.8 Retail Time Deposits 2,351 11.8 Jumbo Time Deposits 1,057 5.8 Jumbo Time Deposits 149 17.8 Jumbo Time Deposits 59 7.9 Jumbo Time Deposits 1,265 6.3 Total Deposits $18,386 100.0 % Total Deposits $840 100.0 % Total Deposits $751 100.0 % Total Deposits $19,977 100.0 % Cost of Deposits = 1.03% Cost of Deposits = 0.55% Cost of Deposits = 0.25% Cost of Deposits = 0.28%

Landmark Community Bank Historical Financial Information

$ in thousands (unaudited)	Year Ended December 31, 2016	2017	2018	2019	2020	1Q21
BALANCE SHEET (EOP)						
Loans held for investment	$725,078	$752,621	$803,541	$747,746	$811,507	$796,941
Loans held for sale	-	186	-	-	165	-
Allowance for loan/credit losses	7,577	7,363	6,775	6,178	6,206	6,212
Investment securities	95,280	121,480	118,790	119,235	113,148	124,342
Total assets						
Noninterest bearing deposits	59,066	72,607	51,269	56,248	79,576	94,412
Intererst bearing deposits	620,407	678,472	707,081	719,907	753,185	745,468
Total deposits	679,473	751,079	758,350	776,155	832,761	839,880
SELECTED RATIOS						
Return on average assets (ROA)	0.90 %	0.73 %	0.94 %	0.94 %	1.07 %	1.13 %
Return on average common equity (ROCE)	10.76	8.36	10.74	10.23	10.81	11.43
Net interest margin	3.20	2.94	2.61	2.50	3.14	3.31
Efficiency ratio	51.46	52.93	52.11	52.85	56.43	57.11
Loans to deposits	107	100	106	96	97	95
CAPITAL RATIOS						
Tier 1 leverage	8.49 %	8.87 %	9.00 %	9.65 %	10.08 %	9.92 %
Tier 1 risked-based capital (1)	14.63	14.64	14.57	15.08	14.00	14.40
Total risked-based capital	15.96	15.89	15.68	16.09	14.89	15.29
Tangible common equity to tangible assets	8.61	8.70	9.01	9.85	9.92	10.14
ASSET QUALITY RATIOS						
Nonperforming loans to total loans	0.43 %	0.69 %	0.86 %	0.80 %	0.89 %	0.83 %
Nonperforming assets to loans + OREO	0.45	0.70	0.86	0.84	0.89	0.83
Allowance to nonperforming assets	229.75	139.32	97.50	98.41	85.64	93.39
Net charge-offs to average loans	0.11	0.08	0.08	0.08	0.04	0.06

Source: S&P Global Market Intelligence
Data at 12/31 for each respective year and for the first quarter ended 3/31/21
(1) No difference in the figures presented for the Tier 1 risked-based capital ratio and the corresponding CET1 risk-based capital ratio

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Triumph Bank Historical Financial Information

$ in thousands (unaudited)	Year Ended December 31, 2016	2017	2018	2019	2020	1Q21
BALANCE SHEET (EOP)						
Loans held for investment	$437,565	$500,073	$566,706	$612,049	$685,365	$695,311
Loans held for sale	23,782	43,552	55,896	41,377	30,650	19,318
Allowance for loan/credit losses	5,236	5,844	6,434	6,568	11,305	11,689
Investment securities	99,701	133,206	137,004	149,796	143,142	136,997
Total assets	595,178	722,208	787,746	837,096	876,540	893,732
Noninterest bearing deposits	66,015	99,611	84,746	87,034	110,387	129,439
Interest bearing deposits	388,752	549,362	536,062	638,015	589,266	621,501
Total deposits	454,767	648,973	620,808	725,049	699,653	750,940
SELECTED RATIOS						
Return on average assets (ROA)	1.00 %	0.74 %	0.83 %	0.82 %	0.89 %	0.96 %
Return on average common equity (ROCE)	9.72	7.89	9.60	8.86	9.35	9.53
Net interest margin	3.61	3.40	3.19	2.74	2.62	2.88
Efficiency ratio	64.75	72.87	69.58	71.23	64.51	67.21
Loans to deposits	96	77	91	84	98	93
CAPITAL RATIOS						
Tier 1 leverage	10.06 %	8.82 %	8.57 %	8.82 %	9.57 %	10.03 %
Tier 1 risked-based capital [(1)]	10.95	10.19	10.33	10.99	11.29	11.70
Total risked-based capital	11.96	11.16	11.32	11.97	12.54	12.95
Tangible common equity to tangible assets	9.45	8.40	8.41	9.01	9.74	9.67
ASSET QUALITY RATIOS						
Nonperforming loans to total loans	1.17 %	1.10 %	0.67 %	1.52 %	1.16 %	1.15 %
Nonperforming assets to loans + OREO	1.17	1.10	0.67	1.52	1.28	1.15
Allowance to nonperforming assets	97.05	97.48	155.07	65.98	123.43	142.03
Net charge-offs to average loans	0.08	0.10	0.06	0.05	0.00	(0.01)

Source: S&P Global Market Intelligence
Data at 12/31 for each respective year and for the first quarter ended 3/31/21
(1) No difference in the figures presented for the Tier 1 risked-based capital ratio and the corresponding CET1 risk-based capital ratio

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